                                                                    Exhibit 4.1

                                CERTIFICATE OF STOCK


         NUMBER                                                  SHARES

         T00000

      COMMON STOCK                                            COMMON STOCK

                         TRIDENT ROWAN GROUP, INC.
            Incorporated Under The Laws of the State of Maryland


      This Certifies That                                       CUSIP 89614K106





      is the owner of

FULL PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 EACH,
OF

Trident Rowan Group, Inc. transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and any amendments thereto, of the Corporation to all of which the holder by the acceptance hereof assents. The Certificate is not valid until countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                            TRIDENT ROWAN GROUP, INC.
                            INCORPORATED 1917
                            MARYLAND

Dated:

          /s/                                 /s/
             -------------------                 ----------------------
             Carlo Previtali                     Howard E. Chase
             Secretary                           President

                           TRIDENT ROWAN GROUP, INC.

     The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of each class authorized to be issued and with respect to each series of series preferred stock the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-as tenants in common     UNIF GIFT MIN ACT - ------Custodian-------
     TEN ENT-as tenants by the                            (Cust)         (Minor)
       entireties                                         under Uniform Gifts to
     JT TEN -as joint tenants with                                  Minors
             right of survivorship                        Act--------------
             and not as tenants in                              (State)
             common
   Additional abbreviations may also be used though not in the above list.

   For value received -------------- hereby sell assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
   /                                    /
   /                                    /

   -----------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

   ---------------------------------------------------------------------Attorney
   to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated------------------------------------------------------------------------



                          -----------------------------------------------------
                 NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.









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